UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2007

StockerYale, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-27372	04-2114473
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

32 Hampshire Road Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 14, 2007, Mark W. Blodgett, the President, Chief Executive Officer and Chairman of the Board of StockerYale, Inc. (the “Company”) suspended his Rule 10b5-1 Sales Plan. Mr. Blodgett established the Sales Plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 in April 2006 to sell a portion of the Company’s common stock that he currently beneficially owns. The proceeds from these sales were used to pay income tax owed on restricted stock that was granted by the Company to Mr. Blodgett in July 2006 and July 2007. Mr. Blodgett, in accordance with the Company’s policies, may in the future reinstate his current Rule 10b5-1 Sales Plan or adopt a new Rule 10b5-1 plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.
Date: November 16, 2007
	By:	/s/ Marianne Molleur
Marianne Molleur
Senior Vice President and Chief Financial Officer